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                                    AMENDMENT
                                     TO THE
                             CROSSTEX ENERGY GP, LLC
                            LONG-TERM INCENTIVE PLAN

                  WHEREAS, Crosstex Energy GP, LLC (the "Company") is the general partner of Crosstex Energy GP, L.P., which is the general partner of Crosstex Energy, L.P.;

                  WHEREAS, the Board of Directors of the Company (the "Board") has previously adopted the Crosstex Energy GP, LLC Long-Term Incentive Plan (the "Plan"); and

                  WHEREAS, on May 2, 2005, pursuant to the terms of the Plan, the Compensation Committee approved and adopted the amendment to the Plan as set forth herein.

                  NOW THEREFORE, the Company does hereby amend the Plan, as follows:

         1. Section 4(a) of the Plan is deleted in its entirety and the following is substituted in its place:

                  "(a) Units Available. Subject to adjustment as provided in
         Section 4(c), the number of Units with respect to which Restricted Units and Options may be granted under the Plan is 1,800,000. If any Option or Restricted Unit is forfeited or otherwise terminates or is canceled without the delivery of Units, then the Units covered by such Award, to the extent of such forfeiture, termination or cancellation, shall again be Units with respect to which Options or Restricted Units may be granted, as the case may be."

         2. This Amendment shall amend only the provision of the Plan set forth herein, and those Sections, paragraphs and sentences not expressly amended hereby shall remain in full force and effect.

         3. This Amendment shall become effective as of May 2, 2005.



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                  IN WITNESS WHEREOF, the undersigned has executed this
Amendment as of May 2, 2005.

                               CROSSTEX ENERGY, L.P.

                               By: Crosstex Energy GP, L.P., its General Partner

                               By: Crosstex Energy GP, LLC, its General Partner


                               By:      /s/ William W. Davis
                                   --------------------------------------------
                                        William W. Davis
                                        Executive Vice President and
                                        Chief Financial Officer